                                                                    EXHIBIT 99.7

CASE NAME:       KEVCO MANUFACTURING, LP                           ACCRUAL BASIS

CASE NUMBER:     401-40784-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                     TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                        JULY 18, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
---------------------------------------             ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         JULY 18, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 1

CASE NUMBER:     401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED           MONTH              MONTH              MONTH
ASSETS                                                           AMOUNT             APR-02             MAY-02             JUN-02
------                                                         -----------        -----------        -----------        -----------
1.  Unrestricted Cash (FOOTNOTE)                                    41,683                  0                  0                  0
2.  Restricted Cash
3.  Total Cash                                                      41,683                  0                  0                  0
4.  Accounts Receivable (Net) (FOOTNOTE)                         7,974,696                  0                  0                  0
5.  Inventory (FOOTNOTE)                                        14,793,828                  0                  0                  0
6.  Notes Receivable
7.  Prepaid Expenses                                               196,584                  0                  0                  0
8.  Other (Attach List)                                                  0                  0                  0                  0
9.  Total Current Assets                                        23,006,791                  0                  0                  0
10. Property, Plant & Equip. (FOOTNOTE)                         32,082,187          1,771,093                  0                  0
11. Less: Accumulated Depreciation                              (7,696,543)          (250,320)                 0                  0
12. Net Property, Plant & Equipment                             24,385,644          1,520,773                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)             8,369,096                  0                  0                  0
15. Other (Attach List)                                         13,541,943         45,421,985         45,421,985         45,421,985
16. Total Assets                                                69,303,474         46,942,758         45,421,985         45,421,985

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                       1,111                  0                  0
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               131,388            131,388            131,388
23. Total Post Petition Liabilities                                                   132,499            131,388            131,388

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                     75,885,064         13,768,129         13,858,277         13,945,516
25. Priority Debt (FOOTNOTE)                                     1,383,756
26. Unsecured Debt                                               5,139,545          2,733,206          2,733,206          2,733,206
27. Other (Attach List)                                        197,008,999        197,810,449        196,487,204        196,487,204
28. Total Pre Petition Liabilities                             279,417,364        214,311,784        213,078,687        213,165,926
29. Total Liabilities                                          279,417,364        214,444,283        213,210,075        213,297,314

EQUITY

30. Pre Petition Owners' Equity                                                  (210,107,292)      (210,107,292)      (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                     (19,105,459)       (19,301,875)       (19,301,875)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                         61,711,226         61,621,077         61,533,838
33. Total Equity                                                                 (167,501,525)      (167,788,090)      (167,875,329)
34. Total Liabilities and Equity                                                   46,942,758         45,421,985         45,421,985

This form  x  does     does not have related footnotes on Footnotes Supplement
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED             MONTH                MONTH               MONTH
ASSETS                                                      AMOUNT               APR-02               MAY-02              JUN-02
------                                                    -----------          -----------          -----------         -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                        0                    0                    0                   0

A. Goodwill: Consolidated Forest Products                   8,369,096                    0                    0                   0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                     8,369,096                    0                    0                   0

A. Intercompany Receivables (FOOTNOTE)                     13,541,943           45,421,985           45,421,985          45,421,985
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                              13,541,943           45,421,985           45,421,985          45,421,985

POST PETITION LIABILITIES

A. Accrued Liabilities                                                             131,388              131,388             131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                             131,388              131,388             131,388

PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                            68,508,999           69,310,449           67,987,204          67,987,204
B. 10 3/8% Senior Sub. Notes                              105,000,000          105,000,000          105,000,000         105,000,000
C. Sr. Sub. Exchangeable Notes                             23,500,000           23,500,000           23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                    197,008,999          197,810,449          196,487,204         196,487,204

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 2

CASE NUMBER:     401-40784-BJH-11

INCOME STATEMENT
                                                       MONTH               MONTH                    MONTH               QUARTER
REVENUES                                               APR-02              MAY-02                   JUN-02               TOTAL
--------                                               ------              ------                   ------              --------
1.  Gross Revenues                                        0                      0                      0                     0
2.  Less: Returns & Discounts                                                                                                 0
3.  Net Revenue                                           0                      0                      0                     0

COST OF GOODS SOLD

4.  Material                                                                                                                  0
5.  Direct Labor                                                                                                              0
6.  Direct Overhead                                                                                                           0
7.  Total Cost of Goods Sold                              0                      0                      0                     0
8.  Gross Profit                                          0                      0                      0                     0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                            0
10. Selling & Marketing                                                                                                       0
11. General & Administrative                              9                      0                      0                     9
12. Rent & Lease                                                                                                              0
13. Other (Attach List)                                                                                                       0
14. Total Operating Expenses                              9                      0                      0                     9
15. Income Before Non-Operating
    Income & Expense                                     (9)                     0                      0                    (9)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                   (19)                     0                      0                   (19)
17. Non-Operating Expense (Att List)                      0                196,416                      0               196,416
18. Interest Expense                                                                                                          0
19. Depreciation / Depletion                                                                                                  0
20. Amortization                                                                                                              0
21. Other (Attach List)                                                                                                       0
22. Net Other Income & (Expenses)                        19               (196,416)                     0              (196,397)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                         0
24. U.S. Trustee Fees                                                                                                         0
25. Other (Attach List)                                                                                                       0
26. Total Reorganization Expenses                         0                      0                      0                     0
27. Income Tax                                                                                                                0
28. Net Profit (Loss)                                    10               (196,416)                     0              (196,406)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                              ACCRUAL BASIS - 2


INCOME STATEMENT
                                                                 MONTH             MONTH               MONTH             QUARTER
OPERATING EXPENSES                                               APR-02            MAY-02              JUN-02             TOTAL
------------------                                               ------            -------             ------            -------
A.                                                                                                                             0
B.                                                                                                                             0
C.                                                                                                                             0
D.                                                                                                                             0
E.                                                                                                                             0
TOTAL OTHER OPERATING EXPENSES - LINE 13                              0                  0                  0                  0

OTHER INCOME & EXPENSES
A. Interest Income                                                   19                  0                  0                 19
B.                                                                                                                             0
C.                                                                                                                             0
TOTAL NON-OPERATING INCOME - LINE 16                                 19                  0                  0                 19

A. Net Loss on sale of Assets                                                       20,772                  0             20,772
B. Commissions paid at sale of Protecta Drive                                       90,000                  0             90,000
C. Taxes paid at sale of Protecta Drive                                             85,234                  0             85,234
D. Miscellaneous fees paid at sale of Protecta Drive                                   410                  0                410
TOTAL NON-OPERATING EXPENSE - LINE 17                                 0            196,416                  0            196,416


REORGANIZATION EXPENSES
A.                                                                                                                             0
B.                                                                                                                             0
C.                                                                                                                             0
D.                                                                                                                             0
E.                                                                                                                             0
REORGANIZATION EXPENSES - LINE 25                                     0                  0                  0                  0

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 3

CASE NUMBER:     401-40784-BJH-11


CASH RECEIPTS AND                                       MONTH               MONTH               MONTH                QUARTER
DISBURSEMENTS                                           APR-02              MAY-02              JUN-02                TOTAL
-------------                                           ------              ------              ------               -------
1.  Cash - Beginning Of Month                                          SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING LP          SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JUNE, 2002
CASE NUMBER:     401-40784-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP         MFG            MGMT      HOLDING   COMP  KEVCO INC     TOTAL
                                             -------         ---            ----      -------   ----  ---------     -----
 1. CASH-BEGINNING OF MONTH                       --           --        4,866,245       --      --      --       4,866,245

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                    --           --                                                        --

  COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                  --           --                                                        --
 4. POST PETITION                                              --                                                        --

 5. TOTAL OPERATING RECEIPTS                      --           --               --       --      --      --              --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                           --                                                        --
 7. SALE OF ASSETS                                                                                                       --
 8. OTHER                                     88,235           --        1,085,606       --      --      --       1,173,841
     INTERCOMPANY TRANSFERS                  (87,675)                       87,675               --                      --
            SALE EXPENSE REIMBURSEMENT
            INCOME TAX REFUND                                                1,955
            REBATE                            88,235
            WORKERS COMP REFUND                                          1,077,239
            MISC                                                               210               --
            INTEREST INCOME                                    --            6,202

 9. TOTAL NON OPERATING RECEIPTS                 560           --        1,173,281       --      --      --       1,173,841

10. TOTAL RECEIPTS                               560           --        1,173,281       --      --      --       1,173,841

11. CASH AVAILABLE                               560           --        6,039,526       --      --      --       6,040,086

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                             12,771                                   12,771
13. PAYROLL TAXES PAID                                         --            4,788                                    4,788
14. SALES, USE & OTHER TAXES PAID                              --                                                        --
15. SECURED/RENTAL/LEASES                                      --            4,820                                    4,820
16. UTILITIES                                                  --              324                                      324
17. INSURANCE                                                  --              844                                      844
18. INVENTORY PURCHASES                                        --                                                        --
19. VEHICLE EXPENSE                                            --                                                        --
20. TRAVEL                                                     --                                                        --
21. ENTERTAINMENT                                              --                                                        --
22. REPAIRS & MAINTENANCE                        560           --                                                       560
23. SUPPLIES                                                   --                                                        --
24. ADVERTISING                                                                                                          --
25. OTHER                                         --           --              463       --      --      --             463
     LOAN PAYMENTS                                             --               --                                       --
        FREIGHT                                                --                                                        --
        CONTRACT LABOR                                         --                                                        --
        401 K PAYMENTS                                         --                                                        --
        PAYROLL TAX ADVANCE ADP                                                                                          --
        WAGE GARNISHMENTS                                                                                                --
        MISC                                                   --              463                                      463

26. TOTAL OPERATING DISBURSEMENTS                560           --           24,010       --      --      --          24,570

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                      926,143                                  926,143
28. US TRUSTEE FEES                                            --                                                        --
29. OTHER                                                                   41,804                                   41,804
30. TOTAL REORGANIZATION EXPENSE                  --           --          967,947       --      --      --         967,947

31. TOTAL DISBURSEMENTS                          560           --          991,957       --      --      --         992,517

32. NET CASH FLOW                                 --           --          181,324       --      --      --         181,324

33. CASH - END OF MONTH                           --           --        5,047,569       --      --      --       5,047,569

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 4

CASE NUMBER:     401-40784-BJH-11

                                                   SCHEDULED               MONTH              MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT                 APR-02             MAY-02             JUN-02
-------------------------                          ---------               ------             ------             ------
1.  0 - 30                                                                    0                  0                  0
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                      7,974,696                  0                  0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                      7,974,696                  0                  0                  0


AGING OF POST PETITION                                         MONTH:    June-02
TAXES AND PAYABLES                                                   -----------

                                         0 - 30            31 - 60          61 - 90             91 +
TAXES PAYABLE                             DAYS              DAYS             DAYS               DAYS             TOTAL
-------------                            ------            -------          -------            ------            -----
1.  Federal                                                                                                        --
2.  State                                  --                                                                      --
3.  Local                                                                                                          --
4.  Other (See Below)                      --                                                                      --
5.  Total Taxes Payable                    --                0                 0                 0                 --
6.  Accounts Payable                       0                                                                        0


STATUS OF POST PETITION TAXES                                  MONTH:    June-02
                                                                     -----------

                                         BEGINNING TAX         AMOUNT WITHHELD                               ENDING TAX
FEDERAL                                   LIABILITY*           AND/OR ACCRUED         (AMOUNT PAID)          LIABILITY
-------                                  -------------         ---------------        -------------          ----------
1.  Withholding **                                                                                               0
2.  FICA - Employee **                                                                                           0
3.  FICA - Employer **                                                                                           0
4.  Unemployment                                                                                                 0
5.  Income                                                                                                       0
6.  Other (Attach List)                                                                                          0
7.  Total Federal Taxes                       0                      0                      0                    0

STATE AND LOCAL

8.  Withholding                                                                                                  0
9.  Sales                                                                                                        0
10. Excise                                                                                                       0
11. Unemployment                                                                                                 0
12. Real Property                                                                                                0
13. Personal Property                                                                                            0
14. Other (Attach List)                                                                                          0
15. Total State And Local                                                                                        0
16. Total Taxes                               0                      0                      0                    0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 5

CASE NUMBER:     401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                               MONTH:    June-02
                                                                     -----------

BANK RECONCILIATIONS                             Account # 1              Account # 2
                                                 -----------              -----------
A.  BANK:                                        Summit Bank              Summit Bank            Other Accounts           TOTAL
B.  ACCOUNT NUMBER:                               1-0138099                1-0137836             (Attach List)
C.  PURPOSE (TYPE):                              Depository               Depository
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books
6.  Number of Last Check Written                     N/A                      N/A


INVESTMENT ACCOUNTS

                                                   DATE
                                                    OF               TYPE OF
BANK, ACCOUNT NAME & NUMBER                      PURCHASE           INSTRUMENT            PURCHASE PRICE            CURRENT VALUE
---------------------------                      --------           ----------            --------------            -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                            0                          0

CASH

12. Currency On Hand                                                                                                        0

    Reclass to Accounts Payable

13. Total Cash - End of Month                                                                                               0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 6

CASE NUMBER:     401-40784-BJH-11
                                                               MONTH:    June-02
                                                                     -----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                  TYPE OF                                                  TOTAL PAID
                NAME                              PAYMENT                         AMOUNT PAID                TO DATE
                ----                              -------                         -----------              ----------
1.  Lee Denham                                 Payroll/severance                                             134,620
2.  Lee Denham                                 Expense Reimb.                                                    254
3.  Jim Connors                                Consulting fees and expenses                                  114,975
4.  Jim Connors                                Division Sale Bonuses                                         112,500
5.  (Attach List)
6.  Total Payments To Insiders                                                          0                    362,349

                                  PROFESSIONALS

                                             DATE OF
                                           COURT ORDER                                                                 TOTAL
                                           AUTHORIZING         AMOUNT             AMOUNT           TOTAL PAID        INCURRED &
                 NAME                        PAYMENT          APPROVED             PAID             TO DATE           UNPAID*
                 ----                      -----------        --------            ------           ----------        ----------
1.  Gordion Group                            03/20/01          301,398               0              301,398               0
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                            301,398               0              301,398               0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                              SCHEDULED          AMOUNTS              TOTAL
                                               MONTHLY            PAID                UNPAID
                                              PAYMENTS           DURING               POST
            NAME OF CREDITOR                    DUE               MONTH              PETITION
            ----------------                  ---------          -------            -----------
1.    Bank of America                           N/A                                  13,945,516
2.    Status of Leases Payable                                                          None
3.
4.
5.    (Attach List)
6.    TOTAL                                       0                  0               13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 7

CASE NUMBER:     401-40784-BJH-11
                                                               MONTH:    June-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                                 YES         NO
                                                                                                                 ---         --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                     X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                 X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                       X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                            X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                  X

6.  Are any Post Petition Payroll Taxes past due?                                                                             X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                             X

8.  Are any Post Petition Real Estate Taxes past due?                                                                         X

9.  Are any other Post Petition Taxes past due?                                                                               X

10. Are any amounts owed to Post Petition creditors delinquent?                                                               X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                        X

12. Are any wage payments past due?                                                                                           X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote


INSURANCE

                                                                                                                 YES         NO
                                                                                                                 ---         --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X

2.  Are all premium payments paid current?                                                                        X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

TYPE OF POLICY                               CARRIER                     PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
--------------                               -------                     --------------          --------------------------
Property, Auto, General Liability       Aon Risk Services                  3/1/02-9/1/02         Semi-Annual $98,598
D&O Liability                           Great American Insurance       11/1/2001-10/31/2004      Annual      $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

 CASE NAME:      KEVCO MANUFACTURING, LP                    FOOTNOTES SUPPLEMENT

 CASE NUMBER:    401-40784-BJH-11                           ACCRUAL BASIS

                                                            MONTH: JUNE 30, 2002
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DUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
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  1             1          Pursuant to the February 12, 2001 Order (1)
  3             1          Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by, and held in the name of, Kevco Management Co.
                           (co-debtor, Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements to Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

  1             4          The sale of Debtor's real property on Protecta Drive
  1             5          in Elkhart, Indiana was finalized during May 2002.
  1             10         Proceeds from the sale have been placed in a
                           segregated account (see the Supplement to Accrual
                           Basis-3). Pursuant to other Asset Purchase Agreements approved by the Court (details are in prior Monthly
                           Operating Reports), Debtor has sold all of its assets other than intercompany receivables.

  1             15A        Intercompany receivables/payables are from/to
  1             27A        co-debtors Kevco Management Co. (Case No.
  7             3          401-40788-BJH-11), Kevco Distribution, LP (Case No.
                           401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                           401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                           401-40787-BJH-11), Kevco GP, Inc. (Case No.
                           401-40786-BJH-11), Kevco Components, Inc. (Case No.
                           401-40790-BJH-11), and Kevco, Inc. (Case No.
                           401-40783-BJH-11).

  1             24         The direct charges to equity are due to secured debt
  1             32         reductions pursuant to asset sales by Debtor and its
                           co-debtors as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc.
                           (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15A);
                           therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

  1             25         Pursuant to Order dated February 12, 2001 and
                           Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.
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